                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                               BLYTH, INC.
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                  BLYTH, INC.
                             ONE EAST WEAVER STREET
                          GREENWICH, CONNECTICUT 06831
                                 (203) 661-1926

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To the Stockholders of                                               May 1, 2001

  Blyth, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Blyth, Inc. (the "Company") will be held at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Tuesday, June 12, 2001, at 9:00 A.M., local time, for the following purposes:

1. To elect three directors, each to hold office until the Annual Meeting of Stockholders to be held in 2004 or until a respective successor is elected and qualified.

2.  To ratify the appointment of independent accountants.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 16, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relevant to the meeting, on and after June 1, 2001, during ordinary business hours at the Company's principal executive offices located at the address first set forth above.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. STOCKHOLDERS CAN ALSO VOTE THEIR SHARES ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE (SEE DETAILS ON ENCLOSED PROXY CARD.)

                                          By Order of the Board of Directors,

                                          Bruce D. Kreiger,

                                          SECRETARY

                                  BLYTH, INC.
                             ONE EAST WEAVER STREET
                          GREENWICH, CONNECTICUT 06831
                                 (203) 661-1926

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001

                            ------------------------

                                  INTRODUCTION

    This proxy statement ("Proxy Statement") is being furnished to holders of shares of common stock, par value $0.02 per share (the "Common Stock"), of Blyth, Inc., a Delaware corporation ("Blyth" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Tuesday, June 12, 2001, at 9:00 A.M., local time, and at any adjournments thereof. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed form of proxy are first being mailed to stockholders on or about May 1, 2001.

    The Company's Annual Report on Form 10-K for the fiscal year ended
January 31, 2001 (the "Annual Report") also accompanies this Proxy Statement. The Annual Report includes audited financial statements, a discussion by management of the Company's financial condition and results of operations, and other information.

    At the Annual Meeting, stockholders will be asked:

1. To elect three directors, each to hold office until the Annual Meeting of Stockholders to be held in 2004 or until a respective successor is elected and qualified.

2.  To ratify the appointment of independent accountants.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                      VOTING RIGHTS AND PROXY INFORMATION

    Proxies in the accompanying form are solicited on behalf of and at the direction of the Board of Directors, which has fixed the close of business on Monday, April 16, 2001, as the record date (the "Record Date") for the determination of holders of outstanding shares of Common Stock entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. On the Record Date, there were 47,087,076 shares of Common Stock issued and outstanding. Each stockholder is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record by such stockholder on the Record Date with respect to each matter. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, (i) a plurality vote of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of directors and (ii) the affirmative vote of the majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for approval of Item 2. Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against a matter presented at the Annual Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes. Under New York Stock Exchange rules, a majority of the shares must vote on certain matters (with abstentions being treated as votes and broker non-votes not being treated as votes). Subject to the foregoing, a broker non-vote will have no effect with respect to any of Items 1 and 2 of this Proxy Statement.

    When a proxy in the form of the accompanying proxy is returned properly dated and signed, the shares represented thereby will be voted by one of the persons named as proxies therein in accordance with each stockholder's directions. Proxies will also be considered to be confidential voting instructions to the Trustees of the Blyth, Inc. Profit Sharing Retirement Plan and Trust with respect to shares of Common Stock held in accounts under such Plan.

    If you are a registered stockholder, you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in street name, check your proxy card, or contact your broker or nominee, to determine whether you will be able to vote by telephone or electronically.

    Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. All shares of the Common Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the direction indicated on the proxies unless such proxies have previously been revoked. To the extent that no direction is indicated, the shares will be voted FOR the election of all of the Company's nominees as directors, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    Any stockholder who has executed and returned a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by attending the Annual Meeting and voting in person, or by executing a later-dated proxy relating to the same shares or a writing revoking the proxy and, in the latter two cases, delivering such later-dated proxy or writing to the Secretary of the Company prior to the vote at the Annual Meeting. Any writing intended to revoke a proxy should be sent to the Company at its principal executive offices, One East Weaver Street, Greenwich, Connecticut 06831, Attention: Bruce D. Kreiger, Secretary.

    In addition to the use of the mail, stockholders can vote their shares electronically through the Internet or by the telephone. Proxies may also be solicited via personal interview and telephone or telegraph by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in connection therewith.

                          ITEM 1 ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

    Blyth's Board of Directors currently consists of eight members, divided into three classes serving staggered terms of office.

    It is intended that the persons named in the enclosed form of proxy as proxies will, except as noted below, vote FOR the election of the following nominees as directors, to serve until the 2004 Annual Meeting of Stockholders:

                                  ROBERT B. GOERGEN
                                  NEAL I. GOLDMAN
                                  HOWARD E. ROSE

    Messrs. Goergen, Goldman and Rose currently serve as directors of Blyth. Messrs. Goergen, Goldman and Rose were most recently elected as such at the Annual Meeting of Stockholders held on June 9, 1998. The Board of Directors of the Company does not contemplate that any of such nominees will become unable to serve. If, however, any of such nominees should become unable to serve before the Annual Meeting, proxies solicited by the Board of Directors will be voted by the persons named as proxies therein in accordance with the best judgment of such proxies.

                 INFORMATION REGARDING NOMINEES FOR ELECTION AS
                  DIRECTORS AND REGARDING CONTINUING DIRECTORS

    The following table sets forth the name, age, business experience for the past five years and other directorships of each of the Company's directors:

        NAME, AGE AND CURRENT                           PERIOD SERVED AS DIRECTOR
         POSITIONS, IF ANY,                              AND BUSINESS EXPERIENCE
          WITH THE COMPANY                                 DURING PAST 5 YEARS
        ---------------------                           -------------------------
NOMINEES FOR ELECTION AT THE 2001 ANNUAL MEETING FOR TERMS EXPIRING IN 2004

Robert B. Goergen (62)                 Robert B. Goergen has been the Chairman of the Company
Chairman of the Board, Chief           since its inception in 1977. He has served as Chief
Executive Officer and President        Executive Officer of the Company since 1978 and as
                                       President since March 1994. From 1979 to the present,
                                       Mr. Goergen has also served as Chairman of The Ropart Group
                                       Limited, a private equity investment management firm, and
                                       from 1990 to the present, as Chairman of XTRA Corporation, a publicly traded trailer leasing company. Mr. Goergen is
                                       a director of Bionutrics, a biotech company, and of several private companies.

Neal I. Goldman (56)                   Neal I. Goldman joined the Board of Directors in 1991.
                                       Mr. Goldman has also served on the Compensation Committee
                                       since 1994. From 1985 to the present, Mr. Goldman has been the President of Goldman Capital Management, Inc., an
                                       investment advisory firm.

        NAME, AGE AND CURRENT                           PERIOD SERVED AS DIRECTOR
         POSITIONS, IF ANY,                              AND BUSINESS EXPERIENCE
          WITH THE COMPANY                                 DURING PAST 5 YEARS
        ---------------------                           -------------------------
Howard E. Rose (54)                    Howard E. Rose joined the Board of Directors in April 1998.
                                       Mr. Rose has also served as a member of the Audit Committee since June 2000. Mr. Rose served as Vice Chairman of the
                                       Board from April 1998 to June 2000. Mr. Rose served the
                                       Company as Vice President and Chief Financial Officer from
                                       1978 to April 1998, and served as Secretary from 1993 to
                                       1996.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003

Roger A. Anderson (63)                 Roger A. Anderson joined the Board of Directors in
                                       February 1994. Mr. Anderson has also served as a member of the Audit Committee since 1994. From 1979 to the present,
                                       Mr. Anderson has been the Chairman of Burlington Management
                                       Company and Tair Ltd., investment companies with
                                       diversified holdings in the United States and several
                                       foreign countries.

Pamela M. Goergen (59)                 Pamela M. Goergen joined the Board of Directors in 1984.
                                       From 1979 to the present, Mrs. Goergen has been the Vice
                                       President and Secretary of The Ropart Group Limited, a
                                       private equity investment management firm.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2002

John W. Burkhart (63)                  John W. Burkhart joined the Board of Directors in 1983.
                                       Mr. Burkhart has also served as Chairman of the Audit
                                       Committee since 1994. Since July 1984, Mr. Burkhart has
                                       been the Chairman of the Board of Directors of Breezy Hill
                                       Enterprises, Inc., a management services company. Since
                                       June 1993, Mr. Burkhart has been the Chairman of the Board of Directors and President of MWM Dexter, Inc., a specialty printing company. Since January 1990, Mr. Burkhart has been the Chairman of the Board of Directors of AS
                                       Hospitality, Inc., a specialty printing company. Since
                                       March 1989, Mr. Burkhart has been a director, since
                                       April 1991, the Chairman of the Board of Directors, and
                                       since February 1993, the President, of Wellstead
                                       Industries, Inc., an industrial supply company
                                       ("Wellstead"), which is inactive. Since May 1996, Control
                                       Resource Systems, Inc., the sole subsidiary of Wellstead,
                                       has been in liquidation under the United States Bankruptcy
                                       Code.

John E. Preschlack (67)                John E. Preschlack joined the Board of Directors in 1989.
                                       Mr. Preschlack has also served as Chairman of the
                                       Compensation Committee since 1994. From October 1996
                                       through the present, Mr. Preschlack has been the Chairman
                                       and President of JEPCOR, Inc., a private investment
                                       company. From 1987 to October 1996, Mr. Preschlack was a
                                       Senior Director and Partner of SpencerStuart, an executive search firm.

        NAME, AGE AND CURRENT                           PERIOD SERVED AS DIRECTOR
         POSITIONS, IF ANY,                              AND BUSINESS EXPERIENCE
          WITH THE COMPANY                                 DURING PAST 5 YEARS
        ---------------------                           -------------------------
Frederick H. Stephens, Jr. (69)        Frederick H. Stephens, Jr. joined the Board of Directors in
                                       September 1994. Mr. Stephens has also been a member of the
                                       Compensation Committee since 1994. From 1992 through June
                                       1997, Mr. Stephens was a Vice President and Senior
                                       Consultant at Lee Hecht Harrison, Inc., an executive career transition firm. From January 1990 through December 1991,
                                       Mr. Stephens was a partner at The Onstott Group, a
                                       management consulting company specializing in executive
                                       search services. From 1958 to 1989, Mr. Stephens was
                                       employed by The Gillette Company, most recently as Vice
                                       President of Business Relations and as a corporate officer.

    Other than Robert B. Goergen and Pamela M. Goergen, who are husband and wife, there is no family relationship among any of the nominees for election as directors, any continuing directors or any executive officers of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

COMPENSATION OF DIRECTORS

    Non-employee directors of the Company receive an annual fee of $10,000, plus reimbursement of out-of-pocket expenses, for their services as directors of the Company. Each member of the Audit Committee and the Compensation Committee also receives a fee of $750 for each meeting attended, and the chairman of each committee receives a fee of $1,500 for each meeting attended by such chairman. Upon each non-employee director's first election as a director, the non-employee director receives stock options to acquire 3,000 shares of Common Stock under the Company's Stock Option Plan for Non-Employee Directors for his or her services as a director. In addition, each non-employee director who is in office on November 15 of any year receives, on the immediately succeeding January 1, an option to acquire 1,500 shares of Common Stock. Directors who are also employees do not receive any additional compensation for their services as directors.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors has established two committees, the Audit Committee and the Compensation Committee.

    The Audit Committee is comprised of Messrs. Anderson, Burkhart and Rose and assists the Board of Directors in fulfilling its oversight responsibilities. Messrs. Anderson and Burkhart are independent directors, as defined by New York Stock Exchange listing standards. However, the Company has used the "override" provision of Section 303.02(D) of the New York Stock Exchange Listed Company Manual regarding the appointment of Mr. Rose to the Audit Committee. As stated under Item 1 "Election of Directors", Mr. Rose has been an employee of the Company and its subsidiaries in the past three years and is not an "Independent Director" as defined in the Blyth, Inc. Audit Committee Charter (2000) adopted and approved by the Board of Directors on June 14, 2000 (the "Charter"), a copy of which is included as Appendix A to this Proxy Statement. The Board of Directors finds that, based on its business judgment, it is in the best interests of the Company and its stockholders to elect Mr. Rose as a member of the Audit Committee. The Audit Committee held six meetings during fiscal year 2001.

    The Compensation Committee is comprised of Messrs. Goldman, Preschlack and Stephens and reviews and makes recommendations to the Board with respect to general compensation and benefit levels, determines the compensation and benefits for the Company's executive officers and administers the Blyth

Amended and Restated 1994 Employee Stock Option Plan and qualified and non-qualified retirement plans. The Compensation Committee held three meetings during fiscal year 2001.

    Blyth does not have a standing nominating committee. Instead, the Board of Directors selects nominees for directors.

    The Board of Directors held five regularly scheduled meetings during fiscal year 2001. In fiscal year 2001, each director attended at least 75% of the meetings of the Board of Directors and all applicable committee meetings during the period that such director served as a director.

EXECUTIVE OFFICERS

    The following sets forth the name, age and business experience for the past five years of each of Blyth's executive officers (other than Mr. Goergen) as of the date hereof, together with all positions and offices held with Blyth by such executive officers. Officers are appointed to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been elected and have qualified:

NAME AND AGE                                                    POSITIONS
------------                                                    ---------
Robert H. Barghaus (47)                Robert H. Barghaus joined the Company as Vice President of
                                       Financial Planning in February 2001, and in March 2001
                                       Mr. Barghaus was elected Chief Financial Officer. From
                                       December 1998 to March 2000, Mr. Barghaus was Executive
                                       Vice President of Finance and Strategic Planning of Cahners
                                       Business Information, a division of Reed Elsevier. Prior to that, from May 1989 to January 1997, Mr. Barghaus was
                                       Senior Vice President of Finance and Import Operations of
                                       Labatt USA, and from January 1997 to December 1998 and from
                                       March 2000 to February 2001, a principal of the Bev-Edge
                                       Group, LLC, a consulting and management firm. Mr. Barghaus is also a Certified Public Accountant.

Richard T. Browning (52)               Richard T. Browning joined the Company as Vice President,
                                       Finance in 1997. In April 1998, Mr. Browning was elected
                                       Chief Financial Officer, and in March 2001 he became
                                       President of Candle Corporation Worldwide, Inc. Previously,
                                       Mr. Browning was President and Chief Executive Officer of
                                       Lea & Perrins, Inc., a subsidiary of Groupe Danone.
                                       Earlier, he was Chief Financial Officer and Vice President
                                       of Sales of the Dannon Yogurt Company, another Groupe
                                       Danone subsidiary.

Bruce G. Crain (40)                    Bruce G. Crain joined the Company in 1997 as Vice
                                       President, Strategic Market Development. From 1997 to March
                                       1999, Mr. Crain was the Senior Vice President of Operations
                                       for PartyLite Gifts, Inc. In April 1999, Mr. Crain became
                                       President of the Company's European Affiliate Group and
                                       Vice President of the Company's Global Services, and in
                                       March 2001 Mr. Crain became President of Global Services.
                                       From 1994 to 1996, Mr. Crain held a variety of management
                                       positions, including Chief Financial Officer for Home
                                       Innovations, Inc. From 1989 to 1993, Mr. Crain was a
                                       consultant with McKinsey & Company.

NAME AND AGE                                                    POSITIONS
------------                                                    ---------
Elwood L. La Forge, Jr. (56)           Elwood L. La Forge, Jr. served as Vice President of
                                       Business Development from 1994 until April 1997. In April
                                       1997, Mr. La Forge became President of the Company's
                                       Worldwide Affiliate Group and continued to serve as a Vice
                                       President of the Company. From 1988 to 1994, Mr. La Forge
                                       was Senior Vice President and Chief Financial Officer of
                                       Lenox, Inc., a subsidiary of Brown-Forman.

Frank P. Mineo (47)                    Frank P. Mineo joined the Company in 1994 as Vice
                                       President, and later served as Senior Vice President,
                                       Finance and Administration of PartyLite Gifts, Inc. from
                                       February 1998 to August 1998. Mr. Mineo became President
                                       of PartyLite Central Europe in September 1998. He later was named President of PartyLite Europe. In October 1999,
                                       Mr. Mineo became Executive Vice President of PartyLite
                                       Gifts, Inc. until being named President of PartyLite Gifts,
                                       Inc. in April 2000. In December 2000, Mr. Mineo became
                                       President of PartyLite Worldwide, Inc. From 1976 until
                                       joining the Company in 1994, Mr. Mineo worked in many
                                       capacities for The Gillette Company, most recently as
                                       Controller in Europe.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth, as of April 16, 2001, the number of outstanding shares of the Common Stock beneficially owned by each of the nominees for director; the other current directors; Blyth's Chairman, Chief Executive Officer and President and Blyth's four most highly compensated other executive officers (together, the "Named Executive Officers") individually; Robert H. Barghaus, who became an executive officer in March 2001; and all directors and executive officers as a group. Except as otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares reflected as beneficially owned by such stockholder.

                                                                NO. OF     PERCENT
NAME OF BENEFICIAL OWNER                                        SHARES     OF CLASS
------------------------                                      ----------   --------
Robert B. Goergen(1)........................................  12,900,736     27.4%
Roger A. Anderson(2)........................................     377,958        *
John W. Burkhart(3).........................................     596,304      1.3%
Pamela M. Goergen(4)........................................  12,403,775     26.3%
Neal I. Goldman(5)..........................................      86,000        *
John E. Preschlack(6).......................................     177,210        *
Howard E. Rose(7)...........................................      85,039        *
Frederick H. Stephens, Jr.(8)...............................      11,100        *
Robert H. Barghaus..........................................           0        *
Richard T. Browning(9)......................................      31,300        *
Bruce G. Crain(10)..........................................      56,242        *
Elwood L. La Forge, Jr.(11).................................      60,503        *
Frank P. Mineo(12)..........................................      48,408        *
All directors and executive officers as a group
  (13 persons)..............................................  14,430,800     30.6%

------------------------

*   Less than 1%.

(1) Includes 11,990,395 shares held by Mr. Goergen, 74,997 shares held by Mr. Goergen and Dennis P. Goergen as co-trustees of a trust for the benefit of Alice B. McCool, 196,964 shares held by The

    Goergen Foundation, Inc., a charitable foundation of which Mr. Goergen is a director, president and sole investment manager, 413,380 shares and vested options held by Pamela M. Goergen, Mr. Goergen's wife, and 225,000 shares held by Ropart Investments LLC, a private investment fund of which Mr. Goergen shares voting and investment power. Mr. Goergen disclaims beneficial ownership of the shares held by Pamela M. Goergen (see footnote
    (4)). The address of Mr. Goergen is c/o Blyth, Inc., One East Weaver Street, Greenwich, Connecticut 06831.

(2) Includes 366,958 shares held by Galena Partners, Ltd., a limited partnership of which Mr. Anderson is a managing general partner, and 2,000 shares held by Mr. Anderson. Mr. Anderson disclaims beneficial ownership of the shares held by Galena Partners, Ltd. Also includes 9,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(3) Includes 121,440 shares held by Mr. Burkhart, 146,300 shares held of record by Breezy Hill Enterprises, Inc. Pension Plan, of which Mr. Burkhart is trustee, 43,000 shares held of record by Breezy Hill Money Purchase Plan, of which Mr. Burkhart is trustee and 276,564 shares held by Mr. Burkhart's wife. Mr. Burkhart disclaims beneficial ownership of the shares held by his wife. Includes 9,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(4) Includes 404,380 shares held by Mrs. Goergen and 11,990,395 shares held by Robert B. Goergen, Mrs. Goergen's husband. Mrs. Goergen disclaims beneficial ownership of the shares held by her husband, Robert B. Goergen (see footnote (1)). Also includes 9,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001. The address of Mrs. Goergen is c/o The Ropart Group Limited, One East Weaver Street, Greenwich, Connecticut 06831.

(5) Includes 80,000 shares held by Mr. Goldman and 6,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(6) Includes 150,210 shares held by Mr. Preschlack and 18,000 shares held by Jaclyn Holdings, L.P., a limited partnership of which Mr. Preschlack is a general partner. Mr. Preschlack disclaims beneficial ownership of the shares held by Jaclyn Holdings, L.P. Also includes 9,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(7) Includes 85,039 shares held by Mr. Rose.

(8) Includes 3,600 shares held by Mr. Stephens and 7,500 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(9) Includes 1,000 shares held by Mr. Browning and 300 shares held by Mr. Browning's wife. Mr. Browning disclaims beneficial ownership of the shares held by his wife. Also includes 30,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(10) Includes 1,000 shares held by Mr. Crain, 1,000 shares held by Mr. Crain as trustee of a trust for the benefit of Mr. Crain's sister and 242 shares acquired by Mr. Crain through Blyth's 401(k) plan. Mr. Crain disclaims beneficial ownership of the shares held by the trust for the benefit of his sister. Also includes 54,000 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(11) Includes 5,003 shares held by Mr. La Forge and 55,500 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

(12) Includes 591 shares held by Mr. Mineo, 10,458 shares held by Mr. Mineo and his wife, 3,342 shares held by Mr. Mineo and his children and 717 shares acquired by Mr. Mineo through Blyth's 401(k) plan. Also includes 33,300 shares issuable upon exercise of options which are exercisable or become exercisable within 60 days of April 16, 2001.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the knowledge of the Company, the following table lists each party (other than Mr. Goergen and Mrs. Goergen, whose respective beneficial ownership is disclosed in the immediately preceding table) that beneficially owned more than 5% of the Common Stock outstanding as of such party's Schedule 13G reporting date:

                                                               NO. OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                           SHARES     OF CLASS
------------------------------------                          ---------   --------
Alex. Brown Investment Management(1)........................  8,992,300     19.1%
Chieftain Capital Management, Inc.(2).......................  4,642,544      9.9%

------------------------

(1) According to a statement on Schedule 13G dated February 15, 2001 and filed with the Securities and Exchange Commission, Alex. Brown Investment Management, a limited partnership which is 50% owned by Taunus Corporation, beneficially owns 8,992,300 shares. The address of Alex. Brown Investment Management is 217 E. Redwood Street, #1400, Baltimore, Maryland 21202. According to a separate statement on Schedule 13G dated February 13, 2001 and filed with the Securities and Exchange Commission, Taunus Corporation has reported that it is the beneficial owner of the 8,992,300 shares of Common Stock that are beneficially owned by Alex. Brown Investment Management and that it and its direct and indirect wholly-owned subsidiaries beneficially own an additional 125,987 shares. The address of Taunus Corporation is 31 West 52nd Street, New York, New York 10019. The computation of the percentage of stock owned by Alex. Brown Investment Management is based on the percentages reported in the Schedule 13G.

(2) According to a statement on Schedule 13G dated February 14, 2001 and filed with the Securities and Exchange Commission, Chieftain Capital
    Management, Inc. ("Chieftain") has investment discretion with respect to the 4,642,544 shares and its clients are the direct owners of such securities. According to such Schedule 13G, Chieftain does not have any economic interest in such shares and its clients have the sole right to receive dividends and proceeds from the sale of such shares. According to such
    Schedule 13G, no client of Chieftain has an interest that relates to more than 5% of the shares. The address of Chieftain is 12 East 49th Street, New York, New York 10017. The computation of the percentage of stock owned by Chieftain is based on the percentages reported in the Schedule 13G.

                             EXECUTIVE COMPENSATION

    The following table sets forth a summary of all compensation awarded to, earned by or paid for services rendered to Blyth in all capacities during Blyth's fiscal years ended January 31, 2001, 2000, and 1999 by the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL
                                                       COMPENSATION        LONG-TERM
                                                    -------------------   COMPENSATION      ALL OTHER
                                                     SALARY     BONUS        AWARDS      COMPENSATION(1)
NAME AND PRINCIPAL POSITION                YEAR       ($)        ($)       OPTIONS(#)          ($)
---------------------------              --------   --------   --------   ------------   ---------------
Robert B. Goergen, Chairman of the
  Board, Chief Executive Officer and
  President of the Company.............    2001     $641,346   $375,000           --         $20,104
                                           2000      584,615    800,000           --           7,700
                                           1999      496,154    650,000           --           7,702
Richard T. Browning, Vice President of
  the Company and President of Candle
  Corporation Worldwide, Inc.(2).......    2001     $268,269   $ 90,000       10,000         $20,898
                                           2000      253,846    104,000       65,000          16,985
                                           1999      216,923     90,000           --          11,198
Bruce G. Crain, Vice President of the
  Company and President of Global
  Services(3)..........................    2001     $248,269   $ 80,000       10,000         $11,477
                                           2000      232,500    120,000       65,000           7,700
Elwood L. La Forge, Jr., Vice President
  of the Company and President of
  Worldwide Affiliate Group............    2001     $268,269         --           --         $59,946
                                           2000      258,462     25,000       50,000          57,700
                                           1999      218,847    100,000       10,000          57,702
Frank P. Mineo, Vice President of the
  Company, President of PartyLite
  Gifts, Inc. and President of
  PartyLite Worldwide, Inc.(4).........    2001     $307,885   $165,000       60,000         $12,831

------------------------

(1) Amounts reported as All Other Compensation represent Company contributions for the benefit of the Named Executive Officers to the profit sharing and 401(k) portions of the Company's Retirement Plan and the Company's Non-Qualified Deferred Compensation Plan. Amounts reported for Richard T. Browning as All Other Compensation also include $9,372 as payment for premiums for long term disability for fiscal year 2001, and $9,285 as payment for premiums for long term disability for fiscal year 2000. Amounts reported for Mr. La Forge as All Other Compensation for fiscal years 1999, 2000 and 2001 also include $50,000 of indebtedness forgiven by the Company. See "Certain Transactions."

(2) Until March of this year, Mr. Browning served as Chief Financial Officer of the Company.

(3) Mr. Crain became an executive officer in fiscal year 2000.

(4) Mr. Mineo became an executive officer in fiscal year 2001.

        INFORMATION REGARDING STOCK OPTIONS AND STOCK APPRECIATION UNITS

OPTION GRANTS IN FISCAL YEAR 2001

    The following table sets forth certain information concerning grants of stock options to each of Blyth's Named Executive Officers during the fiscal year ended January 31, 2001.

                                            INDIVIDUAL GRANTS(1)                       POTENTIAL REALIZABLE
                            ----------------------------------------------------   -----------------------------
                            NUMBER OF     % OF TOTAL                                 VALUE AT ANNUAL RATES OF
                              SHARES       OPTIONS                                 STOCK PRICE APPRECIATION FOR
                            UNDERLYING    GRANTED TO    EXERCISE OR                       OPTION TERM(2)
                             OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------------
NAME                        GRANTED(1)   FISCAL YEAR     PER SHARE       DATE          5%               10%
----                        ----------   ------------   -----------   ----------   ----------       ------------
Robert B. Goergen.........        --           --             --             --           --                 --
Richard T. Browning.......    10,000          1.8%        $22.31       12/13/10     $140,300         $  355,600
Bruce G. Crain............    10,000          1.8%        $22.31       12/13/10     $140,300         $  355,600
Elwood L. La Forge, Jr....        --           --             --             --           --                 --
Frank P. Mineo............    50,000          9.0%        $25.22        3/29/10     $793,000         $2,009,700
                              10,000          1.8%        $22.31       12/13/10     $140,300         $  355,600

------------------------

(1) Each of these options was granted pursuant to the Blyth Amended and Restated 1994 Employee Stock Option Plan and is subject to the terms of such plan. These options were granted at an exercise price equal to the fair market value of the Company's Common Stock as determined by the Company's Compensation Committee on the date of grant and, as long as the optionee maintains continuous employment with the Company, vest over a five year period at the rate of 20% on each anniversary of the date of grant, except for options in the amount of 50,000 granted on March 29, 2000, which vest in the third, fourth and fifth years at a rate of 33 1/3% on each anniversary date of the date of grant.

(2) In accordance with the rules of the Securities and Exchange Commission, shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future increases in the price of its Common Stock.

2001 FISCAL YEAR-END OPTIONS

    The following table sets forth certain information with respect to unexercised options held by each of the Company's Named Executive Officers as of January 31, 2001.

                                  NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                         OPTIONS                IN-THE-MONEY OPTIONS          SHARES       VALUE
                                   AT FISCAL YEAR-END          AT FISCAL YEAR-END ($)      ACQUIRED ON    RECEIVED
NAME                           (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)   EXERCISE (#)     ($)
----                           ---------------------------   ---------------------------   ------------   --------
Robert B. Goergen............                    --                                --               --          --
Richard T. Browning..........         27,000/88,000                 $ 18,494/$ 86,654(1)            --          --
Bruce G. Crain...............         51,000/84,000                 $166,845/$120,955(1)            --          --
Elwood L. La Forge, Jr.......         52,000/57,500                 $858,900/$  1,470(1)            --          --
Frank P. Mineo...............         30,800/67,200                 $291,211/$ 66,005(1)            --          --

------------------------

(1) Messrs. Browning, Crain, La Forge and Mineo hold options to purchase Common Stock. The value of an "in the money" option represents the difference between the exercise price of such option and $25.8100, the closing price on the New York Stock Exchange, Inc. on January 31, 2001, multiplied by the total number of shares subject to the exercisable or unexercisable portion of the option, as the case may be.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Goldman, Preschlack and Stephens served as members of the Compensation Committee in fiscal year 2001. None of such committee members
(i) was, during fiscal year 2001, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company pursuant to any paragraph of Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission. No executive officer served as an officer, director, or member of a compensation committee of any entity for which an executive officer or director is a member of the Compensation Committee of the Company or the Company's Board of Directors.

EMPLOYMENT CONTRACTS

    ROBERT B. GOERGEN The Company has entered into an employment agreement with Mr. Goergen dated as of August 1, 2000. The agreement provides for Mr. Goergen's employment for a term of six years (subject to earlier termination at the election of either the Company or Mr. Goergen, as described below) from August 1, 2000. During the first three years of Mr. Goergen's employment pursuant to the agreement (the "Initial Term"), he will serve as Chairman of the Board and President and Chief Executive Officer of the Company and will be responsible for the general management of the affairs of the Company. During the remainder of the term of Mr. Goergen's employment pursuant to the agreement, he will serve as the non-executive Chairman of the Board of the Company and will have such duties and responsibilities for the management of the Company as the Board of Directors may from time to time assign to him, consistent with the duties and responsibilities that might reasonably be expected of a part-time senior executive of a major corporation. Mr. Goergen has agreed that during the Initial Term he will devote his full business time and attention to the business and affairs of the Company while during the remainder of the term of the employment agreement he will devote one half of his business time and attention to the business and affairs of the Company.

    Mr. Goergen will receive a base salary of at least $600,000 per year during the Initial Term. During the remainder of the term of the employment agreement, Mr. Goergen will receive a base salary of at least one-half of the annualized base salary he was receiving on the last day of the third year of his employment pursuant to the agreement. Mr. Goergen's base salary will be reviewed annually by the Board of Directors for increase, in the Board's discretion. In addition to his base salary, during the term of his employment pursuant to the employment agreement, Mr. Goergen will participate in the Company's Annual Incentive Compensation Plan or any successor plan. Mr. Goergen will have a target bonus opportunity each year equal to one hundred percent of his base salary, payable based upon meeting certain performance goals and subject to adjustment upward or downward if those performance goals are exceeded or are not met, as the case may be.

    Mr. Goergen's employment agreement provides that, subject to vesting as described below, he will be entitled to receive, during his lifetime, a supplemental pension benefit, commencing on August 1, 2006, equal to fifty percent of his "Final Average Compensation" but not to exceed $500,000 per annum. "Final Average Compensation" is defined in the employment agreement to mean the sum of the base salary and annual incentive award payments paid in respect of the three calendar years of Mr. Goergen's employment by the Company, out of the five calendar years of such employment ending on the last day of the Initial Term (or, if earlier, the last day of his employment by the Company), during which he received the highest level of such payments, divided by three. Mr. Goergen's supplemental pension will vest daily, on a PRO RATA basis over the six year period commencing on August 1, 2000 and will cease vesting if Mr. Goergen's employment is terminated for "Cause" (as defined in the employment agreement) or if Mr. Goergen voluntarily terminates his employment prior to the end of the term of the employment agreement. To provide for the payment of such supplemental pension benefit, the Company has purchased a single life annuity contract that insures the payment of such benefit.

    Each of the Company and Mr. Goergen has the right to terminate
Mr. Goergen's employment at any time. In the event of a termination of Mr. Goergen's employment by reason of Mr. Goergen's death, Mr. Goergen's estate will be entitled to continue to receive Mr. Goergen's then current base salary for a period of twenty-four months and to receive the annual incentive award for the year in which Mr. Goergen's death occurs; Mr. Goergen's spouse will be entitled to continue to participate in certain Company benefit plans; and upon the death of both Mr. Goergen and his spouse, the Company will, upon the demand of the estate of either Mr. Goergen or his spouse, buy back from such estate up to 7,500,000 shares of Company Common Stock within 90 days of such demand at the fair market value thereof (as defined in the employment agreement) or register the public offer and sale by such estate of up to 7,500,000 shares of Company Common Stock. In the event of a termination of Mr. Goergen's employment by reason of Mr. Goergen's disability, Mr. Goergen will be entitled to: receive disability benefits in accordance with the Company's then current disability program; continued payment of Mr. Goergen's then current base salary (less disability benefit payments) through the end of the term of the agreement and for a period of twenty-four months thereafter; payment of the annual incentive award for the year in which Mr. Goergen's disability occurs; continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; full vesting of the supplemental pension benefit described above; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above. In the event of the termination of Mr. Goergen's employment for "Cause" (as defined in the employment agreement), Mr. Goergen will be entitled to payment of his base salary through the date of such termination and any unvested supplemental pension benefit will be forfeited. In the event of a termination of Mr. Goergen's employment without "Cause", or of a "Constructive Termination Without Cause" (as defined in the employment agreement), Mr. Goergen will be entitled to: continued payment of Mr. Goergen's then current base salary through the end of the term of the agreement; payment of the annual incentive award for the year in which Mr. Goergen is terminated; continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; continued provision by the Company of office space and secretarial support; the repurchase by the Company from Mr. Goergen of 100,000 shares of Company Common Stock at the end of each of the next four calendar quarters at fair market value (as defined in the employment agreement); full vesting of the supplemental pension benefit described above; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above. In the event that

Mr. Goergen voluntarily terminates his employment prior to the expiration of the employment agreement (other than pursuant to a "Constructive Termination Without Cause") he will be entitled to payment of his base salary through the date of such voluntary termination and any unvested supplemental pension benefit will be forfeited. In the event that Mr. Goergen retires after the expiration of the term of the employment agreement, Mr. Goergen will be entitled to: continued participation by Mr. Goergen and his spouse in certain benefit plans maintained by the Company; continuation of certain perquisites provided for in the employment agreement; continued provision by the Company of office space and secretarial support; and the buyback or registration of up to 7,500,000 shares of Company Common Stock upon the death of both Mr. Goergen and his spouse, as described above.

    In connection with the employment agreement, the Company and Mr. Goergen entered into a registration rights agreement relating to the registration of up to 7,500,000 shares of Company Common Stock as described above in the event that the Company chooses not to purchase such shares upon the death of both
Mr. Goergen and his spouse. The Company will not be obligated to purchase or register such shares, notwithstanding the death of both Mr. Goergen and his spouse, if the survivor's estate, or his or her beneficiaries, as the case may be, can then sell all of the shares of the Company Common Stock owned by them without registration.

PENSION PLANS

    As described above under the heading "Employment Contracts", in 2000 the Company entered into an employment agreement with Mr. Goergen pursuant to which the Company agreed to pay him a supplemental pension benefit. The formula by which Mr. Goergen's supplemental pension benefit is determined is also described above. The Company estimates that if Mr. Goergen continues in his position as previously described and retires on or after August 1, 2006, the estimated annual supplemental pension benefit payable to Mr. Goergen will be $500,000.

OMISSION OF CERTAIN TABLES

    Information that would be provided in tabular form with respect to repricings of options or SAR's or awards under long-term incentive plans is not applicable and has been omitted.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the directors and executive officers of the Company and holders of more than 10% of the Company's Common Stock to file reports regarding beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Based upon a review of the filings furnished to the Company and on representations from its directors and executive officers, all filing requirements of Section 16(a) of said Act were complied with during fiscal year 2001, except that Robert B. Goergen filed an amended Form 4 in March 2000 to correct certain information on the original Form 4 filing for a transaction in January 2000, and Frank P. Mineo filed an amended Form 3 in May 2000 to correct certain information in the original Form 3 filed in April 2000.

                              CERTAIN TRANSACTIONS

    On March 17, 1995, the Company made a $350,000 loan to Elwood L. La Forge, Jr., a Vice President of the Company and President of the Company's Worldwide Affiliate Group, in order to facilitate Mr. La Forge's relocation and acquisition of a residence. Interest on the loan accrues at 5% per annum and the loan is secured by a second mortgage on Mr. La Forge's residence. The loan is payable in seven annual installments, and is payable in full upon the termination of Mr. La Forge's employment by the Company. To date, the Company has forgiven each annual installment of principal payable by Mr. La Forge. The largest amount outstanding during fiscal year 2001 was $150,000, and as of May 1, 2001, the aggregate outstanding principal amount of the loan was $100,000.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee (the "Committee") is responsible for developing and overseeing compensation policies that are designed to attract, motivate, reward and retain the broad-based management talent required to achieve the Company's corporate objectives and increase stockholder value. The Committee believes that corporate performance and, in turn, stockholder value will be enhanced by a compensation system which supports and reinforces the Company's key operating and strategic goals while aligning the financial interests of the Company's management with those of the stockholders.

    The Company's compensation program for management consists of a base salary, an incentive bonus program, a stock option program plus a benefits package. The base salary and annual incentive bonus program components of the compensation program have been in effect for a number of years. The stock option component of the compensation program was adopted by the Board of Directors in March 1994 and approved by the stockholders at the March 1994 meeting as the Company was preparing its initial public offering of Common Stock in May 1994. The annual incentive bonus program for management is the principal short-term incentive compensation program of the Company tied, for the most part, to achieving specific financial and management objectives. Cash bonuses are paid following the conclusion of the Company's fiscal year.

    Under the Company's long-term incentive program, the Committee reviews and approves proposed grants of long-term incentive compensation in the form of stock options. The Committee considers stock options to be an important means of ensuring that management focuses on achieving continuing increases in the profitability of the Company which should enhance the value of its Common Stock. Because the value of stock options is entirely a function of the value of the Company's Common Stock, the Committee believes that this component of the Company's compensation policy directly aligns the interests of management with those of all of the Company's stockholders.

    The process of determining base salary begins with establishing an appropriate salary range for each officer. Each officer's range is based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. No written or formal list of specific companies is prepared. Instead, the Committee is provided with various sources of information about executive compensation at other companies, as reported in salary surveys published by various organizations. The Committee, together with Robert B. Goergen, the Chairman, President and Chief Executive Officer (the "CEO"), uses these sources and makes a determination of appropriate ranges for each member of management. The base salary of each individual is set within a range considered appropriate in the judgment of management and the Committee, based on an assessment of the particular responsibilities and performance of such officer, the compensation practices in other companies, and trends in the economy in general during the immediately preceding year. The salaries of the Company's management are believed, based on the Committee's experience with respect to compensation practices, to be at approximately the median of the range of the universe considered to be relevant in the judgment of the Committee.

    Annual incentive cash bonus awards are based upon the extent to which the Company and its subsidiaries meet or exceed specified financial goals (such as meeting or exceeding sales and operating budgets and achieving target levels of earnings before interest and taxes and return on equity) established by executive management and the Board of Directors at the beginning of the Company's fiscal year. Incentive awards are also based on an individual's performance in achieving specific annual management objectives which may or may not be quantifiable. Annually, the nature and extent of each individual's major accomplishments and contributions for the year are determined through written information compiled by the CEO, the Vice President-Organizational Development, and others familiar with the individual's performance. With regard to all members of management other than the CEO, the CEO evaluates the information and makes appropriate recommendations to the Committee. The Committee then makes the final determination of management bonuses.

    As discussed above, under the heading "Employment Contracts", in 2000, the Company entered into an employment agreement with Mr. Goergen. Mr. Goergen's base salary, his eligibility for participation in, and target bonus pursuant to, the Company's incentive bonus program and his supplemental pension were each established at the time his employment agreement was entered into.
Mr. Goergen's compensation pursuant to his employment agreement was established after a review process similar to that described above, taking into consideration relevant information available with respect to comparable companies and available salary survey data. The Committee believes, based on its experience with respect to compensation practices, and taking into account the vision and leadership displayed by Mr. Goergen during his tenure as CEO, that Mr. Goergen's compensation as established by his employment agreement is appropriate in light of the overall goal of the Company's compensation policies and is in line with that paid by comparable companies in similar circumstances.

    The Company's Annual Incentive Compensation Plan, which was approved by the stockholders at the Company's 2000 Annual Meeting, does not have a material impact on the procedures that are followed by the Committee in determining annual incentive awards. Each year, the Committee selects participants from amongst the officers and key employees of the Company and its subsidiaries. The Committee establishes target awards for the year by salary grade or other standards as well as a target award pool, which is the sum of the target awards for such year for all participants. The Committee also establishes target financial goals for such year under which from 25% to 200% of the target award pool can become available for payment. Target awards are based on the Company's net income, aggregate sales, return on equity and/or earnings per share. After the close of the fiscal year, based upon the achievement of the target financial goals and upon management's assessments of each participant's individual performance during the year, the Committee determines what part, if any, of the participant's target award will be paid. The Committee is under no obligation to pay all of the available target award pool for a year; in any event, the total amount paid under the Annual Incentive Compensation Plan for a year may not exceed 200% of the target award pool for such year. Moreover, no participant who is a "covered employee" under Section 162(m) of the Code may receive an annual award under this Plan greater than 150% of the lesser of such employee's base salary or $1,000,000.

    Stock option grants are awarded by the Committee annually, with the exception of executives who may be hired or promoted in the course of the fiscal year, in which case the Committee may grant awards during the year. Annual stock option grants take into account the individual executive's performance, longer-term contributions to the Company, as well as the importance of the position itself and external competitive practices. In fiscal year 2001, the Company awarded 557,500 options (in awards ranging from 500 options to 50,000 options) to 150 executives under the Employee Plan.

JOHN E. PRESCHLACK           NEAL I. GOLDMAN          FREDERICK H. STEPHENS, JR.
CHAIRMAN

                     COMPARISON OF TOTAL STOCKHOLDER RETURN

    The performance graph set forth below reflects the yearly change in the cumulative total stockholder return (price appreciation and reinvestment of dividends) on the Company's Common Stock compared to the S&P 500 Index, the Russell 1000 Index, and the S&P 400 Midcap Index for the five fiscal years ended January 31, 2001. The graph assumes the investment of $100 in Company Common Stock and the reinvestment of all dividends paid on such Company Common Stock into additional shares of Company Common Stock, and such indexes over the five-year period.

    The Company believes that it is unique and does not have comparable industry peers. Since the Company's competitors are typically not public companies or are themselves subsidiaries or divisions of public companies engaged in multiple lines of business, the Company believes that it is not possible to compare the Company's performance against that of its competition. In the absence of a satisfactory peer group, the Company believes that it is appropriate to compare the Company to companies comprising the Russell 1000 and the S&P 400 Midcap Indexes.

                         BLYTH, INC. PERFORMANCE GRAPH
                     COMPARISON OF TOTAL STOCKHOLDER RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                1/31/96  1/31/97  1/31/98  1/31/99  1/31/00  1/31/01
Blyth
Industries          100      133      153      149      126      139
S&P 500             100      124      154      201      219      232
Russell 1000        100      123      153      196      217      229
S&P 400 Midcap      100      120      148      171      196      255

                          INDEPENDENT ACCOUNTANT FEES

AUDIT FEES

    Fees for services performed by PricewaterhouseCoopers LLP ("PwC") during the fiscal year 2001 relating to the audit of the consolidated annual financial statements, including statutory audits of foreign subsidiaries, aggregated approximately $379,000 of which an aggregate amount of $118,600 has been billed through January 31, 2001.

ALL OTHER FEES

    Fees for all other services performed by PwC, principally tax planning, during the fiscal year 2001 aggregated approximately $640,600.

                             AUDIT COMMITTEE REPORT

    Management is responsible for Blyth's internal controls and the financial reporting process. PwC, our independent accountants, are responsible for performing an independent audit of Blyth's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on those statements. The Audit Committee's responsibility is to monitor and oversee these processes.

    As set forth in more detail in the Charter, the primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities fall into three broad categories:

    - first, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's independent auditors about draft annual financial statements and key accounting and reporting matters;

    - second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent auditors, including evaluating their performance and recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; providing and maintaining an open, direct avenue of communication between the Board of Directors and the independent auditors and determining whether the independent auditors are independent (based in part on the annual letter provided to the Company pursuant to INDEPENDENCE STANDARDS BOARD STANDARD NO. 1); and

    - third, the Audit Committee is responsible for matters concerning the Company's systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the recommendations, if any, of the Company's independent auditors.

    The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Charter.

    In the course of fulfilling its responsibilities, the Audit Committee has:

    - reviewed and discussed with management the audited financial statements for the year ended January 31, 2001;

    - discussed with representatives of PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

    - received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

    - discussed with representatives of PwC the public accounting firm's independence from Blyth and management; and

    - considered whether the provision by PwC of non-audit services is compatible with maintaining PwC's independence.

    Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in Blyth's Annual Report on Form 10-K for the fiscal year ended January 31, 2001 for filing with the Securities and Exchange Commission.

JOHN W. BURKHART                 ROGER A. ANDERSON                HOWARD E. ROSE
CHAIRMAN

         ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The proxy, unless otherwise directed thereon, will be voted for a resolution ratifying the action of the Board appointing the firm of PricewaterhouseCoopers LLP as independent accountants to make an audit of the accounts of the Company for fiscal year 2002. PricewaterhouseCoopers LLP has audited the Company's financial statements since fiscal year 1998. The names of the Directors currently serving on the Audit Committee are set forth on page 5 under the heading "Board and Committee Meetings." The vote required for ratification is a majority of shares voting. If the resolution is rejected, or if PricewaterhouseCoopers LLP declines to act or becomes incapable of acting, or if their employment is discontinued, the Board, on the Audit Committee's recommendation, will appoint other accountants whose continued employment after the Annual Meeting may be, but is not required to be, subject to ratification by the stockholders. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions of stockholders and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at One East Weaver Street, Greenwich, Connecticut 06831,
Attention: Bruce D. Kreiger, Secretary, on or before December 31, 2001 for consideration for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, if a stockholder fails to provide the Company notice of any stockholder proposal on or before the 60th day prior to the date of the Company's 2002 Annual Meeting of Stockholders, then the Company's management proxies will be entitled to use their discretionary voting authority if such stockholder proposal is raised at the Annual Meeting of Stockholders without any discussion of the matter in the proxy statement.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Company's management does not know of any business, other than that mentioned above, which will be presented for consideration at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies in accordance with their best judgment on such matters.

                              FINANCIAL STATEMENTS

    The Company's audited consolidated financial statements as at January 31, 2001 and 2000, and for the periods ended January 31, 2001, 2000, and 1999, are included as part of the Annual Report on Form 10-K which accompanies this Proxy Statement.

                                                    By Order of the Board of
                                                    Directors,
                                                    Bruce D. Kreiger, Secretary

May 1, 2001

                                   APPENDIX A

                                                                   JUNE 14, 2000

                                  BLYTH, INC.

                            AUDIT COMMITTEE CHARTER
                                      2000

OBJECTIVES

    The primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. It will do this by meeting these objectives:

    1. To assist the Directors in fulfilling their fiduciary and legal responsibilities relating to the Company's: (a) accounting, audit, and public reporting policies and practices, (b) compliance with laws and regulations, and (c) code of conduct.

    2. To assist the Directors by providing oversight to ensure that the Company's financial management, along with its financial reporting process, systems of internal control, and internal and external audit processes are sound and effective.

    3. To provide and maintain an open, direct avenue of communication as well as an effective working relationship between the Directors, and the independent auditors, management, and the internal auditors.

ACTIVITIES

    In accomplishing the above objectives, the major activities of the Audit Committee are:

    EVALUATION AND SELECTION OF AUDITORS

    The Committee shall review annually the effectiveness, productivity, technical competence, and independence of the Company's independent auditors (see Exhibit 1). Based on this evaluation, it recommends to the Board the appointment of the independent auditors for the ensuing year.

    REVIEW OF AUDIT SCOPE AND FEES

    The Committee will meet with the independent auditors to review and determine the effectiveness of the proposed audit scope and approach, including compensation paid to the independent auditors for the audit and other work.

    MONITOR AND REVIEW OF AUDIT RESULTS

    The Committee shall review and monitor the progress of the annual audit. The Committee shall review and discuss the corporation's audited financial statements with management. The Committee will discuss with the independent auditors, upon completion of their year-end audit and prior to release to the public of results for the year: (a) the Company's financial statements including the footnotes thereto, (b) any report or opinion proposed to be rendered in connection therewith, (c) the cooperation which the independent auditors received during the course of their review and their access to all records, data, and information which they requested, (d) any significant transactions which were not part of the Company's business, (e) any change in accounting principles, (f) all significant adjustments proposed by the auditors, and
(g) any other matters required to be discussed by SAS 61.

    MONITOR AND REVIEW OF INTERIM FINANCIAL STATEMENTS

    The Committee shall review the Company's quarterly financial information with management and the independent auditors prior to the public release of this information. This review will be conducted to gain insight into the fairness of the quarterly statements and disclosures and to ensure that the independent auditors communicate certain required matters to the Committee.

    REVIEW OF THE CODE OF CONDUCT

    The Committee shall periodically review and, where appropriate, recommend to the Board revisions to the Company's policies and controls with respect to
(a) use of corporate funds or other assets for improper and unlawful purposes, and (b) conflicts of interest; and recommend to the Board of Directors any changes in these policies which the Committee deems appropriate. The Committee should receive reports on the means used to identify possible conflicts of interest of management, employees, or Directors and any illegal payments and should determine the disposition of any such matters.

    IMPLEMENTATION OF INDEPENDENT AUDITOR'S RECOMMENDATIONS

    The Committee shall consider the recommendations of the independent public accountants included in their management letter and management's response. The Committee may instruct management to implement the necessary policies and procedures to fulfill such recommendations and review the progress of such implementation.

    REVIEW ADEQUACY OF SYSTEM OF INTERNAL CONTROL AND FINANCIAL STAFF

    The Committee shall discuss with the independent auditors their perception of the Company's financial and accounting personnel and its system of internal controls, any recommendations which the independent auditors propose in their "management letters" with respect to improving internal financial controls; computer systems and applications, including security and contingency plans; and it shall review written responses of management to "management letters" from the independent auditors.

    RECENT ACCOUNTING PRONOUNCEMENTS

    The Committee will discuss recent or proposed changes in generally accepted accounting principles along with SEC and NYSE accounting and reporting requirements with management and the independent auditors to ascertain their impact on the Company's financial statements.

    PROVIDE COMMUNICATIONS WITH INDEPENDENT AUDITORS

    The Committee shall provide the independent auditors with open and easy access to the Board of Directors through its Audit Committee. Any serious unresolved differences between the independent auditors and management should be promptly reported to the Committee.

    REVIEW OF PUBLIC FINANCIAL REPORTING

    Prior to release, the Committee shall review all financial reports, such as quarterly and annual reports and SEC 10-K and 10-Q reports, including "earnings releases".

    PROVIDE GENERAL OVERSIGHT

    The Committee will review with the Company's counsel any legal matters that could have a material effect on financial statements as well as any matter of compliance with laws and regulations. It will review the findings of examinations by regulatory agencies. Where necessary, it may institute special investigations and, with Board appropriation, engage special counsel or experts. At the request of the Board, the Committee will perform other oversight functions.

    REPORT TO THE BOARD OF DIRECTORS

    Upon completion of its reviews, the Committee should report to the Board of Directors on its findings, conclusions, and recommendations. This includes presentation of the audited financial statements and any other matters arising from the Committee's reviews that are deemed appropriate. The Committee may present interim reports to the Board as review work progresses. The Committee shall, unless it determines that it cannot do so, recommend to the Board of Directors that the corporation's annual financial statements be included in its Annual Report on Form 10-K.

ORGANIZATION

    The Committee shall consist of at least three and no more than five Directors, each of whom (a) shall be an "Independent Director", and (b) shall be "Financially Literate" or must become Financially Literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "Accounting or Related Financial Management Expertise". The terms "Independent Director", "Financially Literate" and "Accounting or Related Financial Management Expertise" shall have the meanings ascribed thereto in Exhibit 2 to this Audit Committee Charter. The Committee chairman and members are appointed by the Board.

    The Committee will comply with the Securities and Exchange Commission and New York Stock Exchange rules governing audit committees.

MEETINGS

    The method of carrying out the above Committee activities is through a series of meetings. An annual meeting will be held with the independent auditors just prior to the Board meeting at which the annual financial statements are to be presented.

    One or two other meetings may be held throughout the year to:

    1.  Plan for the current year's examination by the independent auditors.

    2.  Consider any special instructions as to the audit scope.

    3. Review the independent auditor's management letter and management's response.

    4.  Establish company policy where appropriate.

    5.  Review the annual plan and activities of the internal auditors.

    6. Review and discuss any other matters appropriate to the Committee. Members of management may be invited to attend the Committee meetings to provide background on specific matters or to be kept informed on Committee activities.

    The agenda for the meetings are the responsibility of the Audit Committee chairman. Generally, the annual meeting agenda will follow the format of the independent auditor's report. Agenda for the other meetings will depend on the purpose of the meeting.

    Minutes of the meetings will be prepared and distributed to all Directors.

STATEMENT OF PRINCIPLES CONCERNING THE COMPANY'S INDEPENDENT AUDITORS

    The Company' independent auditors shall be ultimately accountable to the Board of Directors and the Committee. The Board and Directors and the Committee shall have the ultimate authority and responsibility to evaluate, select (or nominate for shareholder approval) and, as appropriate, terminate the Company' independent auditors.

    The Committee shall be responsible for:

    1. Ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company;

    2. Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and

    3. Taking or recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

ANNUAL REVIEW OF ADEQUACY OF AUDIT COMMITTEE CHARTER

    The Committee shall review and reassess the adequacy of this Audit Committee Charter on an annual basis.

                                  BLYTH, INC.
                            AUDIT COMMITTEE CHARTER
                                   EXHIBIT 1

    Considerations for Evaluating Independent Auditors

    - Competency and character of the staff assigned to the audit

    - Audit scope and approach

    - Fees

    - Audit Firm's:

       - Knowledge of Blyth's industry

       - Geographic coverage

       - Professional resources and capabilities

       - Policies for staff recruiting and development

       - Policies concerning staff rotation

       - Membership in SEC Practice Section of AICPA

       - Positions taken in public appearances

       - Effectiveness in planning and executing the audit

       - Ability to identify and assess deficiencies and recommend corrective action

       - Management letter quality and helpfulness

       - Follow up action on management letter

       - Compliance with audit committee instructions

       - Ability to meet deadlines and respond quickly to management and committee needs

    - Staff and management opinion of competence of independent auditor personnel

                                  BLYTH, INC.
                            AUDIT COMMITTEE CHARTER
                                   EXHIBIT 2
                         (DEFINITIONS OF CERTAIN TERMS)

INDEPENDENT DIRECTOR

    For purposes of the Audit Committee Charter (2000), the term "INDEPENDENT DIRECTOR" shall mean a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, might interfere with the exercise of their independence from management and the corporation. A director shall not be considered independent:

    1. Who is, or has been in any of the past three years, employed by the corporation or any of its subsidiaries or affiliates;

    2. Who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its subsidiaries or affiliates as an executive officer; immediate family includes a person's spouse, parents, children, siblings, mothers-in-law, fathers-in-law, brothers-in-law, sisters-in-law, sons-in-law, daughters-in-law, and anyone (other than an employee) who resides in such person's home;(1)

    3. Who (i) is, or has been during the past three years, a partner in, or a controlling shareholder or an executive officer of, any business organization that has a business relationship with the corporation or
       (ii) has, or has had during the past three years, a direct business relationship with the corporation, unless the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment, taking into consideration, among other things, the materiality of the relationship to the corporation, and, if applicable, to the organization with which the director is affiliated;(2) or

    4. Who is employed as an executive of another corporation where any of the corporation's executives serves on that other corporation's compensation committee.

FINANCIALLY LITERATE

    A director shall be deemed to be "FINANCIALLY LITERATE" if he or she is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

ACCOUNTING OR RELATED FINANCIAL MANAGEMENT EXPERTISE

    A director shall be deemed to have "ACCOUNTING OR RELATED FINANCIAL MANAGEMENT EXPERTISE" if he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities of a substantial business enterprise.

------------------------
(1) A PERSON WHO WAS AN EMPLOYEE OR A MEMBER OF THE IMMEDIATE FAMILY OF A FORMER EXECUTIVE OFFICER OF THE CORPORATION MAY, NOTWITHSTANDING THE THREE YEAR LIMITATIONS SET FORTH IN PARAGRAPHS 1 AND 2, SERVE AS A DIRECTOR IF THE BOARD OF DIRECTORS DETERMINES IN ITS BUSINESS JUDGMENT THAT MEMBERSHIP ON THE COMMITTEE BY SUCH PERSON IS REQUIRED IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS; IN SUCH EVENT, THE CORPORATION SHALL DISCLOSE IN ITS NEXT ANNUAL PROXY STATEMENT THE NATURE OF THE RELATIONSHIP AND THE REASONS FOR SUCH DETERMINATION.

(2) "BUSINESS RELATIONSHIPS" CAN INCLUDE COMMERCIAL, INDUSTRIAL, BANKING, CONSULTING, LEGAL, ACCOUNTING AND OTHER RELATIONSHIPS.

                                  BLYTH, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF BLYTH, INC.
P
R
O
X
Y

The undersigned, having received the Notice of Annual Meeting and Proxy Statement, hereby appoints Robert B. Goergen and Robert H. Barghaus or either of them, proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of Blyth, Inc. owned of record by the undersigned, and which the undersigned is entitled to vote on all matters which may come before the 2001 Annual Meeting of Stockholders to be held at Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut, on June 12, 2001, at 9:00 a.m., local time, and any adjournments or postponements thereof, unless otherwise specified herein.

THIS PROXY ALSO PROVIDES CONFIDENTIAL VOTING INSTRUCTIONS TO THE TRUSTEES OF THE BLYTH, INC. PROFIT SHARING RETIREMENT PLAN AND TRUST WITH RESPECT TO SHARES OF COMMON STOCK HELD IN ACCOUNTS UNDER SUCH PLAN.

THE PROXIES, IN THEIR DISCRETION, OR THE TRUSTEES (IN THE CASE OF PARTICIPANTS IN THE PLAN REFERRED TO ABOVE), ARE FURTHER AUTHORIZED TO VOTE (X) FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, (Y) ON OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE 2001 ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Election of Directors:
 Nominees (terms expiring in 2004)
  01. Robert B. Goergen 02. Neal I. Goldman 03. Howard E. Rose

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                        SIDE

                              FOLD AND DETACH HERE

BLYTH

  MORE PEOPLE, MORE PLACES,
MORE OFTEN.

[GRAPHIC OMITTED]

                            http://www.blythinc.com

Please visit our website at www.blythinc.com for the latest earnings reports and press releases; annual report, Forms 10-K and 10-Q; stock price (20-minute delay); and additional information about our company and our brands.

                       FOR TELEPHONE AND INTERNET VOTING
                           INSTRUCTIONS, SEE REVERSE



                                                   (ADMISSION TICKET ON REVERSE)

                  (BRING THE ADMISSION TICKET WITH YOU IF ATTENDING THE MEETING)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                                  BLYTH, INC.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD ON THE REVERSE OR TO USE OUR TELEPHONE OR INTERNET VOTING SYSTEM.

                                                                            6082
X      PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE BOARD OF DIRECTORS' NOMINEES AND "FOR" PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                              FOR    WITHHELD                              FOR  AGAINST  ABSTAIN
1. Election of Directors      |_|     |_|       2. Ratification of the     |_|    |_|      |_|
   (See reverse)                                   appointment of
                                                   PricewaterhouseCoopers
                                                   LLP as Independent
                                                   Auditors

For, except vote withheld from the following nominee(s):

-------------------------------------------------------

SPECIAL ACTION

Mark here to discontinue Annual              Mark here if
Report mailing for this account (for  |_|    you plan to    |_|
multiple account holders only)               attend the
                                             Annual
                                             Meeting


                                             Please sign exactly as name appears
                                             hereon. Joint owners should each
                                             sign. When signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by president
                                             or other authorized officer. If
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.


                                             -------------------------------


                                             -------------------------------
                                             SIGNATURE(S)              DATE


                              FOLD AND DETACH HERE

Dear Stockholder:

Blyth, Inc. encourages you to take advantage of two new cost-effective and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number which is the series of numbers printed in the box above, just below the perforation. This control number must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before midnight New York time on June 11, 2001.

1. To vote over the Internet:

     o Log on to the Internet and go to the web site http://www.eproxyvote.com/bth

2. To vote over the telephone:

     o On a touch-tone telephone,call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically,there is no need for you to mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                           (BRING THIS TICKET WITH YOU IF ATTENDING THE MEETING)

                                                    ADMISSION TICKET

                                             ANNUAL MEETING OF STOCKHOLDERS
                                             OF BLYTH, INC.

                                             TUESDAY, JUNE 12, 2001
                                             9:00 A.M., LOCAL TIME
                                             GREENWICH LIBRARY
                                             101 WEST PUTNAM AVENUE
                                             GREENWICH, CONNECTICUT
                                             06830